EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the amended annual report of Alico, Inc. (the "Company") on Form 10-K/A for the period ended August 31, 2005 as filed with the Securities and Exchange Commission on the date indicated below (the "Form 10-K/A "), I, John R. Alexander, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Form 10-K/A fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

(2) The information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 5, 2006
/S/ JOHN R. ALEXANDER
John R. Alexander
Chief Executive Officer